UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 31, 2007

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry Into a Material Definitive Agreement.
On August 31, 2007, IRIDEX Corporation, a Delaware corporation (the “Company”) entered into the Securities Purchase Agreement attached hereto as Exhibit 10.1 (the “Agreement”) with the purchasers named therein (the “Purchasers” or “BlueLine”) to sell units, (the “Units”), consisting of one share of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) and one warrant to purchase 1.2 shares of the Company’s common stock (the “Common Stock”). In connection with this transaction the Company issued an aggregate of 500,000 Units at $10.00 per Unit, resulting in the issuance of 500,000 shares of Series A Preferred Stock, convertible into 1 million shares of Common Stock pursuant to the provisions of the Certificate of Designation (as defined below), and warrants (the “Warrants”) in the form attached hereto as Exhibit 4.1 to purchase an aggregate of 600,000 shares Common Stock at an exercise price of $0.01 per share. The Warrants are exercisable after August 31, 2007 and expire if not exercised on or prior to December 31, 2007. Pursuant to the Agreement BlueLine has the right to designate two individuals for appointment to the Company’s Board of Directors, one of which is at BlueLine’s discretion and the second of which is subject to the Company’s reasonable approval.
The Company also entered into an Investor Rights Agreement with the Purchasers, a copy of which is attached hereto as Exhibit 4.2, pursuant to which the Company has agreed grant the Purchasers certain registration rights including the right request that the Company file a Form S-3 registration statement within 90 days of becoming eligible to file a Form S-3 registration statement and the right to request the Company file a Form S-1 registration statement any time after February 29, 2008.
The financing was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the shares of the Series A Preferred Stock together with the shares of the Common Stock issuable upon the conversion of the Series A Preferred Stock and the Warrants together with the shares of the Common Stock issuable upon the exercise of the Warrants have not been registered under the Securities Act or any state securities laws. Unless so registered, such securities may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act and any applicable state securities laws.
On September 5, 2005, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report.
The foregoing description of the transaction is only a summary, does not purport to be complete and is qualified in its entirety by reference to the transaction documents contained in Exhibits 4.1, 4.2 and 10.1 to this Current Report on Form 8-K, each of which is hereby incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
The information called for by this item is contained in Item 1.01 and in Item 5.03, which is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 31, 2007, the Company filed a Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Iridex Corporation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation authorizes the Company to issue up to 500,000 of the 2,000,000 authorized shares of preferred stock as shares of Series A Preferred Stock, par value $0.01 per share.
The Series A Preferred Stock has a purchase price per share equal to $10.00 (the “Purchase Price”) and has liquidation preference over the Company’s Common Stock. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of shares of Series A Preferred Stock shall be entitled to receive, prior to any distribution to the holders of the Company’s Common Stock, an amount per share equal to the Purchase Price (as adjusted for any dividends, subdivisions, split-ups, combinations, recapitalizations, reclassifications, reorganizations, mergers, consolidations and the like), plus any accrued and unpaid dividends.
The holders of the Series A Preferred Shares shall have the right to vote on any matter submitted to a vote of the stockholders of the Company and shall be entitled to vote that number of votes equal to the aggregate number of shares of Common Stock issuable upon the conversion of such holders’ shares of Series A Preferred Stock to Common Stock.
The Series A Preferred Stock may be converted to that number of shares of the Company’s Common Stock determined by dividing the Purchase Price by $5.00 (as adjusted for capital reorganizations, stock splits, reclassifications, etc.) (the “Conversion Price”) at the election of the holders of such Series A Preferred Stock. In the event that the Common Stock of the Company trades on a trading market at or above a closing price equal to $5.00 per share (as adjusted for capital reorganizations, stock splits, reclassifications, etc.) for a period of 30 consecutive trading days, the shares of Series A Preferred Stock shall automatically convert into a number of shares of Common Stock determined by dividing the Purchase Price by the then applicable Conversion Price.
The Certificate of Designation is attached hereto as Exhibit 3.1 and is hereby incorporated herein by reference. The foregoing description of the Certificate of Designation is only a summary, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Iridex Corporation, filed with the Secretary of State of the State of Delaware, August 31, 2007.

4.1	Form of Common Stock Purchase Warrant.

4.2	Investor Rights Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation.

10.1	Securities Purchase Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation.

99.1	Press release dated September 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
By:	/s/ Barry G. Caldwell
Barry G. Caldwell
President and Chief Executive Officer

Date: September 7, 2007

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Iridex Corporation, filed with the Secretary of State of the State of Delaware, August 31, 2007.

4.1	Form of Common Stock Purchase Warrant.

4.2	Investor Rights Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation.

10.1	Securities Purchase Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation.

99.1	Press release dated September 5, 2007.